Related Party Transactions	12 Months Ended
Jan. 31, 2026
Text block [abstract]
Related Party Transactions
28.	RELATED PARTY TRANSACTIONS
The Company had related party transactions during the years ended January 31, 2026 and 2025. The most significant transactions are described below and were made on an arm’s length basis, unless otherwise indicated.

a)	Transactions with key management personnel
Key management personnel of the Company, defined as employees with authority and responsibility for planning, directing and controlling the activities of the Company, are considered related parties to the Company. The key management personnel of the Company are its directors and the executive officers.
The Company incurred the following benefit expenses in relation with key management personnel:

	Years ended
	January 31, 2026	January 31, 2025
		Reclassified (Note 2)
Current remuneration	$16.3	$7.8
Post-employment benefits	1.1	1.0
Stock-based compensation expense [a]	17.4	9.9
Total	$34.8	$18.7
[a]
Includes the impact of accelerated vesting of executive management stock options recognized during the year ended January 31, 2026.

b)	Due to Bombardier Inc., a company related to Beaudier group
Pursuant to the purchase agreement entered into in 2003 in connection with the acquisition of the recreational product business of Bombardier Inc., the Company is committed to reimburse to Bombardier Inc. income taxes amounting to $22.4 million as at January 31, 2026 ($22.7 million as at January 31, 2025). The payments will begin when Bombardier Inc. starts making income tax payments in Canada and/or in the United States.